EXHIBIT 10(pp)

                               DATED 7 MAY 1997

                            AGREEMENT FOR SALE AND
                                ISSUE OF SHARES
                            SONS OF GWALIA LIMITED
                                    ("SGW")
                       Burmine Investments Pty Limited
                              Orion Resources NL
                                  ("Vendors")
                          Coeur Australia Pty Limited
                                 ("Purchaser")


                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: JJW:AGB

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                                                                             1

  CONTENTS        AGREEMENT FOR SALE OF SHARES
 ----------------------------------------------
 1   INTERPRETATION                                     1
 2   SALE AND PURCHASE OF SHARES                        3
 3   PURCHASE PRICE                                     3
 4   ISSUE OF SHARES                                    3
 5   CONDITIONS PRECEDENT                               3
 6   COMPLETION                                         4
 7   WARRANTIES                                         5
 8   COSTS AND STAMP DUTY                               5
 9   NOTICES                                            5
10   ASSIGNMENT                                         6
11   MISCELLANEOUS                                      6
          Exercise of rights                            6
          Waiver and variation                          7
          Approvals and consent                         7
          Remedies cumulative                           7
          No merger                                     7
          Survival of indemnities                       7
          Enforcement of indemnities                    7
          Further assurances                            7
          Publicity                                     7
          Counterparts                                  7
          Sons of Gwalia as Vendor                      7
12   GOVERNING LAW, JURISDICTION AND SERVICE OF
      PROCESS                                           8
     APPENDIX WARRANTIES                                9
          The Shares                                    9
          Business                                      9
          Changes in financial state                    9
Schedule Vendors and Shareholdings                     11

            AGREEMENT FOR SALE AND ISSUE OF SHARES

DATE:       7 May 1997

PARTIES: THE PERSONS WHOSE names and addresses are set out in column 1 of the schedule (collectively "Vendors" and individually "VENDOR") SONS OF GWALIA LIMITED (ACN 008994287) of 16 Parliament Place, West Perth, Western Australia ("SGW")
            COEUR AUSTRALIA PTY LIMITED (ACN 077674974) of Level 53, Governor Phillip Tower, 1 Farrer Place, Sydney ("PURCHASER")

RECITALS:

      A.    Gasgoyne Gold Mines NL (ACN 009 212 382) is a company incorporated
            in  Western   Australia  and  has  its  registered  office  at  16
            Parliament Place, West Perth, Western Australia ("COMPANY").

      B. The Company has an issued share capital of $11,245,839.40 divided into 56,229,197 shares of $0.20 each fully paid.

      C. The Vendors are wholly owned subsidiaries of SGW and are, or are entitled to become, the registered holders and beneficial owners of the issued ordinary shares in the capital of the Company as set out in column 2 of the schedule opposite the name of each Vendor.

      D. The Purchaser is a wholly owned subsidiary of Coeur d'Alene Mines Corporation ("COEUR").

      E. Coeur has agreed to transfer to the Purchaser 20,293,691 issued ordinary shares in the capital of the Company, of which Coeur is the registered holder and beneficial owner.

      F. The Vendors have agreed to sell, and the Purchaser has agreed to purchase, the Shares and the parties have agreed to procure the issue by the Company to the Purchaser of one fully paid ordinary share in the capital of the Company on the following terms.

OPERATIVE PROVISIONS:

1     INTERPRETATION

      1.1 The following words have these meanings in this agreement unless the contrary intention appears.

            $ means the lawful currency of Australia.

            ACCOUNTS means the audited balance sheet of the Company and its subsidiaries as at 30 June 1996 and the audited profit and loss account of the Company and its subsidiaries for the period ending on that date.

            COMPANY means Gasgoyne Gold Mines NL.

            COMPLETION means settlement of the sale and purchase of the Shares and the issue contemplated by clause 4 in accordance with clause 6 and Complete has a corresponding meaning.

            COMPLETION DATE means the date which is seven days following the day on which the condition in clause 5.1 is satisfied, or such earlier date as agreed by the parties

            PURCHASE PRICE means the aggregate consideration payable for the Shares calculated in accordance with clause 3.

            SHAREHOLDERS AGREEMENT means the agreement so entitled dated on or about the date of this agreement between SGW, the Vendors, the Purchaser and the Company.

            SHARES means 7,820,907 issued ordinary fully paid shares in the capital of the Company agreed to be sold under this agreement and Share means any one of those shares.

            WARRANTIES means the warranties, representations and indemnities in this agreement, including clause 7.

            YILGARN STAR PRODUCTION JOINT VENTURE means the joint venture between Gasgoyne, Orion and Bredelle Pty Limited pursuant to a joint venture agreement between those parties dated 7 January 1991 as amended. 1.2 In this agreement unless the contrary intention appears:

            (a) a reference to a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this agreement and references to this agreement include any recital, schedule, annexure or appendix;

            (b) a reference to this agreement or another instrument includes any variation or replacement of either of them;

            (c) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

            (d)   the singular includes the plural and vice versa;

            (e) the word person includes a firm, a body corporate, an unincorporated association or an authority;

            (f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, but not limited to, persons taking by novation) and assigns;

            (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

            (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

            (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day; and

            (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later.

      1.3 Headings are inserted for convenience and do not affect the interpretation of this agreement.

2     SALE AND PURCHASE OF SHARES

      2.1 Each Vendor agrees to sell and transfer to the Purchaser and the Purchaser agrees to purchase from that Vendor, on the terms and conditions of this agreement, the number of the Shares held by that Vendor set out in column 2 of the schedule.

      2.2 The Shares must be transferred free from any mortgage, charge, lien, pledge or other encumbrance and with all rights, including dividend rights, attached or accruing to them on and from the date of this agreement.

      2.3 The Purchaser is not obliged to Complete unless each Vendor is ready, willing and able to Complete simultaneously.

      2.4 Each Vendor waives in favour of the Purchaser any pre-emptive or other rights which that Vendor has now or might otherwise have in respect of any of the Shares held by each other Vendor.

3     PURCHASE PRICE

            The consideration payable for each Share is $2.90.

4     ISSUE OF SHARES

            The parties agree to procure that in connection and concurrent with Completion the Company issues to the Purchaser one fully paid ordinary share in the capital of the Company for an issue price of $1.00.

5     CONDITIONS PRECEDENT

      5.1   Completion is conditional on:

            (a) the Treasurer of the Commonwealth of Australia consenting, under the Foreign Acquisitions and Takeovers Act 1975, to the proposed acquisition by the Purchaser of the Shares and the Treasurer is to be deemed to have so consented:

                  (i) if the Purchaser receives written advice from the Treasurer or on his behalf, to the effect that the acquisition of the Shares is not objected to under the Foreign Acquisitions and Takeovers Act 1975; or (ii) if ten days have elapsed from the day the Treasurer ceased to be empowered to make any order under Part II of the Foreign Acquisitions and Takeovers Act in relation to the proposed acquisition because of lapse of time, notice of the proposed acquisition of the Shares having been given to the Treasurer under the Foreign Acquisitions and Takeovers Act 1975; and

            (b) simultaneous execution of the Shareholders Agreement by the parties to it.

      5.2 Each of the parties must use all reasonable endeavours to obtain the fulfilment of the conditions in clause 5.1,

      5.3 If the condition in clause 5.1 is not fulfilled by 15 June 1997 or a later date agreed on by the parties then, if the party who seeks to avoid the agreement has complied with clause 5.2, this agreement may be terminated at any time before Completion by notice given by the Purchaser or SGW to the other of them.

      5.4 if this agreement is terminated under clause 5.3 then, in addition to any other rights, powers or remedies provided by law:

            (a)   each  party is  released  from its  obligations  to  further
                  perform  the   agreement   except   those   imposing  on  it
                  obligations of confidentiality; and

            (b) each party retains the rights it has against any other party in respect of any past breach.

6     COMPLETION

      6.1 Completion of the sale and purchase of the Shares will take place at 12.00 pm (Perth time) on the Completion Date at the offices of Mallesons Stephen Jaques, Central Park, 152 St George's Terrace, Perth, Western Australia or any other time and place agreed by the parties.

      6.2   SGW and the Vendors agree to do the following on Completion:

            (a) deliver to the Purchaser or its solicitors executed transfers in favour of the Purchaser of all the Shares together with the share certificates for the Shares and any consents which the Purchaser reasonably requires to obtain registration of those transfers;

            (b)   cause the board of directors of the Company to:

                  (i) direct that, subject to the payment of stamp duty, the Shares are registered; and


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                                                                             5

                  (ii) issue one fully paid ordinary share in the capital of the Company to the Purchaser in accordance with clause 4:

      6.3   The Purchaser agrees;

            (a) to pay to the Vendors at Completion the Purchase Price for the Shares (to be apportioned between them as they direct);

            (b) to pay to Gasgoyne the issue price for the share to be issued pursuant to clause 4,

      6.4 Each payment referred to in this clause 6 must be made by bank cheque or by telegraphic transfer of funds in accordance with instructions provided by the Vendors.

7     WARRANTIES

      7.1 SGW and each of the Vendors represents and warrants to the Purchaser that each of the statements set out in the appendix to this agreement is accurate. Each of the statements is to be treated as a separate representation and warranty and the interpretation of any statement made may not be restricted by reference to or inference from any other statement.

      7.2 SGW and each of the Vendors represents, warrants and undertakes to the Purchaser that each of the Warranties is true and correct on the date of this agreement and will be true and correct as at Completion.

      7.3 SGW and the Vendors indemnify the Purchaser against all liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the Warranties.

      7.4 If a payment is made for a breach of any Warranty, the payment is to be treated as an equal reduction in the Purchase Price of each Share.

8     COSTS AND STAMP DUTY

      8.1 SGW, the Vendors and the Purchaser agree to bear their own legal and other costs and expenses in connection with, the preparation, execution and completion of this agreement and of other related documentation, except for stamp duty.

      8.2 The Purchaser agrees to bear all stamp duty payable or assessed in connection with this agreement and the transfer of the Shares to the Purchaser.

9     NOTICES

      9.1 A notice, approval, consent or other communication in connection with this agreement:


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                                                                             6

            (a)   must be in writing;

            (b)   must be marked for the  attention of the person named below;
                  and

            (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

                  The address, and facsimile number of each party is :

                  SGW AND THE VENDORS
                  Address:      16 Parliament Place West
                                Perth WA 6005
                  Facsimile:    (09) 4811271
                  Attention:    Mr Peter Lalor

                  PURCHASER

                  Address:      C/- Coeur d'Alene Mines Corporation
                                505 Front Avenue
                                Coeur d'Alene
                                Idaho 83814 USA
                  Facsimile:    (208) 667 2213
                  Attention:    Mr Dennis Wheeler

      9.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

      9.3   A letter or facsimile is taken to be received:

      (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

      (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

10    ASSIGNMENT

            A party may not assign its rights under this agreement without the consent of the other party.

11    MISCELLANEOUS

EXERCISE OF RIGHTS

      11.1 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or


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                                                                             7

            remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

WAIVER AND VARIATION

      11.2  A provision of or a right created under this agreement may not be:

            (a) waived except in writing signed by the party granting the waiver; or

            (b)   varied except in writing signed by the parties.

APPROVALS AND CONSENT

      11.3 A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

REMEDIES CUMULATIVE

      11.4 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement

NO MERGER

      11.5  The Warranties in this agreement do not merge on Completion.

SURVIVAL OF INDEMNITIES

      11.6 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this agreement.

ENFORCEMENT OF INDEMNITIES

      11.7 It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this agreement

FURTHER ASSURANCES

      11.8 Each party agrees, at its own expense, on the request of any other party, to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it (including the execution of documents) and to use all reasonable endeavours to cause relevant third parties to do likewise.

PUBLICITY

      11.9 A party may not make press or other announcements or releases relating to this agreement and the transactions the subject of this agreement without the approval of the other parties to the form and manner of the announcement or release unless that announcement or release is required to be made by law or by a stock exchange.

COUNTERPARTS

      11.10 This agreement may be signed in any number of counterparts. All such counterparts taken together constitute one and the same instrument

SONS OF GWALIA AS VENDOR

      11.11 If, on Completion, either of the Vendors is unable to assign the Shares held by them for any reason, SGW may satisfy the obligations of the relevant Vendor by assigning the necessary amount of Shares held by SGW.

12    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

      12.1 This agreement and the transactions contemplated by this agreement are governed by the law in force in Perth.

      12.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Perth and courts of appeal from them for determining any dispute concerning this agreement or the transactions contemplated by this agreement. Each party waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

      12.3 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 9.

EXECUTED as an agreement

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                                                                             9

APPENDIX    WARRANTIES

VENDORS' QUALIFICATIONS

      1 The Vendors are, or are entitled to become, the registered holders and beneficial owners of the Shares as set out in the schedule.

      2 On Completion, there will be no mortgages, charges, pledges, liens, encumbrances or other security interests over or affecting the Shares.

      3 SGW and each of the Vendors has the power to enter into and perform this agreement and has obtained all necessary consents to enable it to do so.

      4 The entry into and performance of this agreement by SGW and each of the Vendors does not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking, by which any of SGW or the Vendors is bound:

      5 No meeting has been convened or resolution proposed, or petition presented, and no order has been made, for the winding-up of SGW or any Vendor. No voluntary arrangement has been proposed or reached with any creditors of SGW or any Vendor. SGW and each Vendor is able to pay its debts as and when they fall due.

THE SHARES

      6     Neither SGW nor the Vendors:

            (a)   has committed the Company or any of its subsidiaries; and

            (b) is aware of any commitments being in place under which the Company or any of its subsidiaries is obliged at any time,

            to issue any shares or other securities of the company.

      7 On Completion, there will be no restriction on the sale or transfer of the Shares to the Purchaser except for the consent of the directors of the Company to the registration of the transfers of the Shares.

BUSINESS

      8 Since the close of the offers for ordinary shares in the Company dated 18 March 1996 made by SGW pursuant to Chapter 6 of the Corporations Law the assets of the Company and each of its subsidiaries (including those of the Yilgarn Star Production Joint Venture) have, so far as SGW is aware, been properly maintained in good repair and condition, fair wear and tear excepted.

CHANGES IN FINANCIAL STATE

      9     Except  as  disclosed  to  the   Purchaser  or  its  related  body
            corporates or any of their nominee directors on the board of directors of the Company, since 30 June 1996:


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                                                                            10

            (a) no contracts or commitment differing from those ordinarily necessitated by the nature of the business of the Company and its subsidiaries have been entered into or incurred by the Company or any of its subsidiaries; and

            (b) the business or financial position of the Company and each of its subsidiaries has not been materially and adversely affected by any matter, either financial or otherwise of which SGW or the Vendors is aware and whether covered by insurance or not.


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                                                                            11

SCHEDULE    VENDORS AND SHAREHOLDINGS

   Column 1                                                     Column 2
  Name, place of incorporation and address of each Vendor       Number of Shares held
  Orion Resources NL                                              220,000
  (ACN 009 182 825)
  Western Australia
  16 Parliament Place
  West Perth WA 6005

  Burmine Investments Pty Limited                               7,600,907
  (ACN 006750 205)
  16 Parliament Place
  West Perth WA 6005

THE COMMON SEAL OF SONS OF                )
GWALIA LIMITED is affixed in accordance   )
with its articles of association in the   )
presence of                               )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


THE COMMON SEAL OF BURMINE                )
INVESTMENTS PTY LIMITED is                )
affixed in accordance with its            )
articles of association in the            )
presence of;                              )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


THE COMMON SEAL of ORION                  )
RESOURCES NL is affixed in accordance     )
with its articles of association in the   )
presence of:                              )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


SIGNED for and on behalf of COEUR         )
AUSTRALIA PLY LIMITED:                    )

                                               ------------------------------